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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003


                          INFORMATION RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               0-11428                              36-2947987
    (Commission File Number)            (I.R.S. Employer Identification No.)


             150 North Clinton Street, Chicago, Illinois 60661-1416
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (312) 726-1221



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ITEM 5.  OTHER EVENTS.

         On April 29, 2003, Information Resources, Inc. (the "Company") issued a press release announcing that the U.S. District Court for the Southern District of New York issued two key rulings for the Company in its antitrust lawsuit against The Dun & Bradstreet Corp., A.C. Nielsen Co. and IMS International, Inc. A copy of the press release is attached as Exhibit 99.1.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INFORMATION RESOURCES, INC.

                                            By: /s/ MONICA M. WEED
                                               ---------------------------------

                                            Title: Executive Vice President
                                                   -----------------------------
                                                   and General Counsel
                                                   -----------------------------

Date: May 1, 2003


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                                    EXHIBITS

Exhibit No.                Description
-----------                -----------

99.1                       Press Release of Information Resources, Inc. dated
                           April 29, 2003